                             POWER OF ATTORNEY FOR

                       REGISTRATION STATEMENT ON FORM S-4

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Robert F. X. Sillerman and Howard J. Tytel or either of them, each acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in the capacities stated below, in connection with the Registration Statement on Form S-4 (the "Registration Statement"), under the Securities Act of 1933, as amended (the"Securities Act"), including, without limiting the generality of the foregoing, to sign the Registration Statement, to sign any amendments and supplements relating thereto (including post-effective amendments) under the Securities Act and to sign any instrument, contract, document or other writing of or in connection with the Registration Statement and any amendments and supplements thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Chief Executive Officer, President, Managing Director, Director or principal executive officer or any combination thereof of:

SFX Entertainment, Inc.

American Artists, Inc.                 Cooley and Conlon Management Co.

American Artists Limited, Inc.         Deer Creek Amphitheater Concerts, Inc.

Ant Theatrical Productions, Inc.       Delsener/Slater Enterprises, Ltd.

Ardee Festivals N.J., Inc.             DiCesare-Engler, Inc.

Audrey & Jane, Inc.                    DiCesare-Engler Promotions, Inc.

Avalon Acquisition Corp.               DLC Corp.

Beach Concerts, Inc.                   DLC Funding Corp.

Boston Playhouse Realty, Inc.          Dumb Deal, Inc.

Boylston Street Theatre Corp.          Eagle Eye Entertainment USA Inc.

Broadway Series Associates, Inc.       EMI Acquisition Sub, Inc.

Broadway Concerts, Inc.                Exit 116 Revisited, Inc.

Broadway Series Management Group, Inc. Entertainment Performing Arts, Inc

Camarillo Amphitheater Managing
  Partners, Inc.                       Event Merchandising, Inc.

Concert Productions International B.V. Falk Associates Management
                                         Enterprises, Inc.

Concert Productions (UK) Limited       Festival Productions, Inc.

Concerts, Inc.                         Financial Advisory Management
                                         Enterprises, Inc.
Connecticut Amphitheater Development
  Corporation                          Grand Slam Sports Marketing, Inc.

Connecticut Concerts Incorporated      High Cotton, Inc.

Connecticut Performing Arts, Inc.      In House Tickets, Inc.

Contemporary Group Acquisition Corp.   International Music Ltd.

Contemporary Group, Inc.               International Music Tour I Ltd.

Contemporary Marketing, Inc.           International Music Tour II Ltd.

Contemporary Productions Incorporated  PACE Motor Sports, Inc.

Contemporary Sports Incorporated       PACE Music Group, Inc.

International Music (USA) Inc.         PACE Theatrical Group, Inc.

International Music Tour I (USA) Inc.  Polaris Amphitheatre Concerts, Inc.

International Music Tour II (USA) Inc. PACE Touring, Inc.

International Music (Canada) Inc.      PACE U.K. Holding Corporation

Magicsports-Grand Slam Management,
  Inc.                                 PEC, Inc.

Magicworks Concerts, Inc.              Performing Arts Management of North
                                         Miami, Inc.

Magicworks Entertainment Incorporated  PTG-Florida, Inc.

Magicworks Entertainment
  International, Inc.                  QN Corp.

Magicworks Exhibitions, Inc.           SFX Acquisition Corp.

Magicworks Fashion Management, Inc.    SFX Concerts of the Midwest, Inc.

Magicworks Merchandising, Inc.         SFX Concerts, Inc.

Magicworks Sports Management, Inc.     SFX Delaware, Inc.

Magicworks Theatricals, Inc.           SFX Radio Network, Inc.

Magicworks Transportation, Inc.        SFX Sports Group, Inc.

Magicworks West, Inc.                  SFX Touring, Inc.

Marco Entertainment, Inc.              Shelli Meadows, Inc.

Melody Tent and Amphitheater, Inc.     SM/PACE, Inc.

Murat Center Concerts, Inc.            Southeast Ticketing Company

New Avalon, Inc.                       Southern Promotions, Inc.

NOC, Inc.                              STEP Entertainment Services, Inc.

Northest Ticketing Company             Sunshine Designs, Inc.

Oakdale Theater Concerts, Inc.         Suntex Acquisition, Inc.

Old PCI, Inc.                          TAP Productions, Inc.

PACE AEP Acquisition, Inc.             TBA Media, Inc.

PACE Amphitheatres, Inc.               Tennis Events, Inc.

PACE Amphitheater Management, Inc.     The Album Network Inc.

PACE Bayou Place, Inc.                 Ticket Service, Inc.

PACE Communications, Inc.              Tremont Street Theatre Corporation
                                         II, Inc.

PACE Concerts GP, Inc.                 Touring Artists Group, Inc.

PACE Concerts, Ltd.                    Touring Artists Group, Inc.

PACE Entertainment Corporation         Touring Productions, Inc.

PACE Entertainment GP Corp.            Tuneful Company, Inc.

PACE Entertainment Group, Ltd.         Warrenton Street Theatre Corp.

PACE Milton Keynes, Inc.               West Coast Amphitheater Corp.

PACE Productions, Inc.


Dated:  February 12, 1999              /s/ Michael G. Ferrel
                                       ----------------------------------------
                                       Michael G. Ferrel